LKCM FUNDS

                        SUPPLEMENT DATED AUGUST 20, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2001

        The LKCM Funds Prospectus is supplemented to delete the fourth paragraph on page 16 under the section heading titled "Portfolio Managers" and to replace it with the following paragraph:

        MICHAEL J. SIMON shares the day-to-day management responsibility of the Fixed Income Fund together with Mr. King and Joan M. Maynard. Mr. Simon has been Vice President, Analyst and Portfolio Manager of the Adviser since 1996.

        In addition, the fifth paragraph under the section heading titled "Portfolio Managers" on page 16 is modified as follows:

        JOAN M. MAYNARD shares the day-to-day management responsibility of the Fixed Income Fund together with Mr. King and Mr. Simon. Ms. Maynard has been a Portfolio Manager of the Adviser since 1991 and employed by Adviser since1986.